UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 22, 2006

(Date of earliest event reported)

LABORATORY CORPORATION OF AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – Other Events

Item 8.01. Other Events.

On September 22, 2006 Laboratory Corporation of America Holdings issued a press release announcing the commencement of an offer to exchange a new series of Zero Coupon Convertible Subordinated Notes due 2021 and an exchange fee of $2.50 per $1,000 principal amount at maturity for all of its currently outstanding Liquid Yield Option™ Notes due 2021. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTION 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

99.1	Press release dated September 22, 2006 Laboratory Corporation of America Holdings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings

Date: September 22, 2006	By:	/s/ Bradford T. Smith
Bradford T. Smith, Executive Vice President and Secretary

EXHIBIT INDEX

99.1	Press release dated September 22, 2006 of Laboratory Corporation of America Holdings.